Fees Summary	Nov. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,103,560.08
Previously Paid Amount	0.00
Total Fee Amount	2,085.81
Total Offset Amount	0.00
Net Fee	$ 2,085.81